Exhibit 10.22
Trust Deed (between the trustee and the company)
which was signed at Tel Aviv on the 4th day of July 2004

between:	Yuli Yardeni, C.P.A. (hereinafter – the trustee)

of the first part

and:	Topspin Medical, Inc. (hereinafter – the allocating company)

of the second part

and:	Topspin Medical (Israel) Ltd (hereinafter – the employer)

of the third part
(The allocating company and the employer shall hereinafter together be called “the companies”)

Whereas:	On April 30, 2003, the allocating company adopted an employee share allocation plan, within the meaning thereof in Section 102 of the Ordinance (hereinafter – the plan)

And whereas:	According to the plan the allocating company will from time to time allocate shares or rights to shares to employees by allocation of shares by means of a trustee.

And whereas:	According to the plan all the shares will be allocated by allocation to a trustee in order for him to hold them in trust until the end of the period, as stated in the Ordinance, in the Income Tax Rules (Tax Relief in Employee Share Allocation), 5763-2003 (hereinafter – the Rules), in the plan and in this trust deed.

And whereas:	The companies have chosen Yuli Yardeni, C.P.A. to act as trustee for the purpose of the said allocation plan and he has expressed his agreement to act as trustee for all the employer companies and their employees.
Now therefore it has been agreed between the parties as follows:
1.	The preamble to this trust deed forms an integral part thereof.

2.	According to the plan the shares shall not be allocated to the employees of the companies but shall be allocated in the name of the trustee and shall be held by him until the end of the period, as defined in Section 102 of the Ordinance.

3.	Before the tax which applies as stated in Section 7 of the Rules has been paid the shares shall not be capable of transfer, assignment, pledge, lien or other voluntary encumbrance, and no power of attorney or deed of transfer shall be given in respect thereof, whether they are valid immediately or are valid at a future date, except transfer by virtue of a will or according to law. If the shares are transferred by virtue of a will or according to law as aforesaid, the provisions of Section 102 and the provisions of the Rules shall apply to the heirs or transferees of the employee.

4.	After the end of the period each employee may at any time require the trustee to transfer the shares to which he is entitled into his name or may instruct the trustee to sell them, provided that the trustee shall not transfer the shares as aforesaid until after the tax which applies in terms of Section 102 of the Ordinance and in terms of the Rules (hereinafter – the tax which applies) has been paid and the trustee is in possession of confirmation thereof from the assessing officer.

5.	If according to the conditions of the plan rights to purchase shares are granted to the employee or bonus shares are allocated to him in respect of the shares, the rights or the bonus shares shall be allocated in the name of the trustee. The employee shall be entitled to instruct the trustee to realize the rights or bonus shares after the end of the period, as stated in the plan. The shares which are the object of the rights shall be allocated to the trustee in accordance with what is stated in Section 2 of the Rules and the provisions of the plan shall apply to them, including choice of the taxation track and the provisions of this letter of undertaking, but the period of time until the end of the period shall be counted from the day of allocation of the shares in respect of which the rights or bonus shares were allocated.

6.	The allocating company undertakes towards the trustee that it will not allocate shares to employees within the ambit of the allocation plan if the employee has not declared that he is aware of the provisions of Section 102 of the Ordinance and of the tax track which applies to him, and has not declared his agreement in writing to what is stated in this trust deed and his undertaking not to realize the shares before the end of the period, as defined in Section 102 of the Ordinance.
In witness whereof the parties have signed:

/s/ Merav Ofer, Joint CEO	/s/ Erez Golan, CEO /s/ Eyal Kolka, CFO	/s/ Erez Golan, CEO /s/ Eyal Kolka, CFO

The Trustee	The Employer’s Signature	The Allocating Company’s Signature
	(Topspin Medical (Israel) Ltd)	(Topspin Medical, Inc.)

Agreement
which was signed at Tel Aviv on the 4th day of July 2004

between:	Yuli Yardeni, C.P.A. (hereinafter – the trustee)

of the first part

and:	Topspin Medical, Inc. (hereinafter – the allocating company)

of the second part

and:	Topspin Medical (Israel) Ltd (hereinafter – the employer)

of the third part
Without derogating from what is stated in the trust deed which was signed between the parties on July 4th, 2004, (hereinafter: “the trust deed”) and in addition to what is stated in the trust deed, the provisions set out below shall apply:
1.	If the employee has received a loan for the purpose of purchasing the shares in terms of the company’s share allocation plan (hereinafter: “the plan”), the shares shall not be capable of transfer, assignment, pledge, lien or other voluntary encumbrance, and no power of attorney or deed of transfer shall be given in respect thereof, whether they are valid immediately or are valid at a future date, before the employee has repaid the loan which he received. The trustee shall not transfer the shares as aforesaid until after the allocating company and/or the employer has confirmed to the trustee that the employee has repaid the loan given to him for the purpose of purchasing the shares in terms of the plan, if given.

2.	From any amount which is received in return for the sale of all or some of the shares, before the tax debt in respect of them has been paid and/or before the loan in respect of them has been repaid, the trustee shall transfer to the assessing officer the amount of tax which must be transferred to him according to Section 102 of the Ordinance and the Income Tax Rules (Tax Relief in Employee Share Allocation), 5763-2003 (hereinafter: “the Rules”), and before any other transfer the trustee shall pay the employee’s outstanding balance, as the case may be, on account of the loan as shall be determined by the allocating company and/or the employer.

If the allocating company and/or the employer informs the trustee that the employee has not repaid all or part of the loan at the time for repayment according to the loan agreement, the trustee shall sell all or some of the shares which are in his hands, and from the consideration which is received for them shall transfer to the assessing officer the amount of tax which must be transferred to him according to Section 102 of the Ordinance and the Rules and shall pay the employee’s outstanding balance to the allocating company and/or to the employer on account of the loan as shall be determined by the allocating company and/or the employer. The balance of the consideration, insofar as any shall remain, shall be transferred to the entitled employee.

3.	In accordance with what is stated in Section 5 of the Rules, the allocating company and/or the employer undertakes to inform the trustee of any allocation of shares near the time of the allocation and in any event not later than 45 days from the day of the allocation as aforesaid. The trustee shall not be liable to the employee and/or the companies and/or any third party (including, but without affecting the generality of the aforesaid, the income tax authorities and any other governmental or administrative authority), on account of non-reporting of allocations if the non-reporting as aforesaid arose from the negligence or omission of the companies and/or their representatives and/or the employee. The employee and/or the allocating company and/or the employer undertake to indemnify the trustee in respect of such liability and/or with regard to any claim and/or demand from any party arising from failure to report as aforesaid.

4.	As long as the shares are registered in the name of the trustee and are held by him, the trustee shall vote the shares on any matter or subject at meetings of the shareholders of the allocating company or in any written resolution of the shareholders of the allocating company, in person or by means of a proxy, subject to the provisions of Section 102 of the Ordinance and the Rules, in the same proportion as the rest of the shareholders have voted or resolved in writing on that matter or subject.

5.	The trustee shall not bear any liability and shall be indemnified by the employee and/or the allocating company and/or the employer for any expense or loss caused to him on account of all the payments which are made by him, including payments on account of non-deduction of tax at source in connection with granting the option, exercise thereof, allocation of shares, sale of shares, transfer of shares into the employee’s name, payment of dividends, etc., if the trustee acted in good faith and reasonably.

6.	The trustee shall not be liable to the employee and/or any third party (including, but without affecting the generality of the aforesaid, the income tax authorities and any other governmental or administrative authority) for any action which was taken and/or which will be taken concerning the allocation plan and anything connected with or arising from it if the trustee acted in good faith and reasonably. The employee and/or the allocating company and/or the employer undertake to indemnify the trustee in respect of such liability and/or with regard to any claim and/or demand from any party, including the tax authorities, in connection with the allocation plan.

7.	The allocating company and/or the employer undertake towards the trustee that they will inform the trustee of any distribution of a dividend at the company within 7 days from the day of distribution of the dividend.
In witness whereof the parties have signed:

/s/ Merav Offer, Joint CEO	/s/ Erez Golan, CEO /s/ Eyal Kolka, CFO	/s/ Erez Golan, CEO /s/ Eyal Kolka, CFO

The Trustee	The Employer’s Signature	The Allocating Company’s Signature
	(Topspin Medical (Israel) Ltd)	(Topspin Medical, Inc.)